UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  July 13, 2006
                        (Date of earliest event reported)


                         PETROSEARCH ENERGY CORPORATION
                         ------------------------------
        (Exact name of small Business Issuer as specified in its charter)


               NEVADA                                  20-2033200
               ------                                  ----------
  (State or other jurisdiction of           (IRS Employer Identification No.)
  incorporation or organization)
                                                          1311
                                                          ----
                                              (Primary Standard Industrial
                                                  Classification Code)
     675 BERING DRIVE, SUITE 200
           HOUSTON, TEXAS                                 77057
           --------------                                 -----
  (Address of principle executive offices)             (Zip Code)


                                 (713) 961-9337
                                 --------------
                 Issuer's telephone number, including area code

ITEM 8.01 OTHER  EVENTS

On July 13, 2006, Petrosearch Energy Corporation announced that Exxon Mobil Corporation has provided notice of its decision to decline to exercise its preferential purchase right and has given notice of its consent regarding the assignment of certain rights by Harding Company to Petrosearch under the February 2006 agreement covering the Barnett Shale project previously announced. A copy of the press release is attached hereto as Exhibit 99.1

The parties continue to work toward definitive agreements which will restructure the project pursuant to a non-binding "Heads of Agreement" executed on May 9, 2006. The goal of the restructuring of the project is to form an integrated venture including both upstream and pipeline assets.


ITEM 9.01 FINANCIAL  STATEMENTS  AND  EXHIBITS

     (c)  Exhibits

Number    Description
------    -----------

99.1      Press release dated July 13, 2006


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PETROSEARCH ENERGY CORPORATION

Date:  July 13, 2006

                                        By:  /s/ Richard D. Dole
                                           -------------------------------------
                                           Richard D. Dole
                                           Chief Executive Officer and President